                                                                    EXHIBIT 31.2

                                          CERTIFICATION

I, Douglas L. Evans, certify that:

     1. I have reviewed this report on Form 10-QSB of Centennial Specialty Foods
Corporation;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

     4.  The  small  business  issuer's  other  certifying  officers  and  I are responsible for establishing and maintaining  disclosure controls and procedures
(as  defined  in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the small business issuer and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material  information  relating to the small  business  issuer, including  its  consolidated  subsidiaries,  is made  known to us by others within those entities,  particularly during the period in which this report is being prepared;

     (b) Omitted

     (c) Evaluated the effectiveness of the small business  issuer's  disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     (d)  Disclosed  in this  report any change in the small  business  issuer's internal  control over financial  reporting that occurred  during the small business  issuer's most recent fiscal quarter (the small business  issuer's fourth fiscal  quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

     5. The small  business  issuer's  other  certifying  officer(s)  and I have disclosed,  based  on our  most  recent  evaluation  of  internal  control  over financial  reporting,  to the small  business  issuer's  auditors  and the audit committee  of the  small  business  issuer's  board  of  directors  (or  persons performing the equivalent functions):

     (a) All  significant  deficiencies  in the design or  operation of internal control over financial  reporting which are reasonably  likely to adversely affect the small business  issuer's ability to record,  process,  summarize and report financial information and have identified for the small business issuer's auditors any material weaknesses in internal controls; and

     (b) Any fraud,  whether or not material,  that involves management or other employees  who  have a  significant  role in the  small  business  issuer's internal controls over financial reporting.

Date: May 17, 2004                        /s/ DOUGLAS L. EVANS
                                          --------------------
                                          Douglas L. Evans
                                          Title: Chief Financial Officer